EXHIBIT 99.1
FOR IMMEDIATE RELEASE

Cinedigm Digital Cinema Corp. Announces Best Financial Performance in Company’s History for Second Quarter and First Half of Fiscal 2012

Revenues and Adjusted EBITDA for the Second Quarter Increase 56% and 62% Respectively,
and for the First Half of Fiscal 2012 Increase 44% and 47%, Respectively

Morristown, N.J. and Woodland Hills, CA (November 10, 2011) Cinedigm Digital Cinema Corp.  (NASDAQ: CIDM), the global leader in the digital cinema industry, today reported record financial performance for the second quarter and first half of fiscal 2012, ended September 30, 2011. The Company also announced outstanding operational progress, highlighted by the largest quarter of digital cinema installations in its history with 1,427 screen deployments recorded, a 122% increase over the previous record which occurred in the first quarter of this fiscal year.

Revenues from continuing operations for the second quarter were a record $23.5 million, representing a 55.6% increase from the comparable prior year second quarter revenues of $15.1 million. The strong quarter reflected outstanding growth across all divisions.

The Company posted record Adjusted EBITDA(1) (defined below) from continuing operations of $16.7 million in the second quarter, a comparable increase of 62.3% from the prior year.

The net loss from continuing operations in the quarter was ($1.0) million, or ($0.03) per share, which compares to the net loss from continuing operations of ($8.8) million, or ($0.29) per share, in the second quarter one year ago, and is a significant improvement over the comparable net loss of ($4.9) million or ($0.14) per share in the first quarter of fiscal 2012. The consolidated net loss of ($0.2) million, or ($0.01) per share, in the quarter compares to a consolidated net loss of ($10.8) million, or ($.36) per share, in the comparable prior year period.

For the first six months of fiscal 2012, revenues from continuing operations increased 43.9% to $43.9 million, as compared to $30.5 million for the same period one year earlier. Adjusted EBITDA1 (defined below) from continuing operations for the year to date was $30.0 million, which is 47.3% ahead of the $20.4 million in the first half of the prior year. The net loss from continuing operations for the first six months of the fiscal year was ($5.9) million or ($.17) per share, which favorably compares to a net loss from continuing operations of ($15.4) million or ($.52) per share one year earlier. The consolidated net loss of ($6.6) million or ($.19) per share for the first six months of the fiscal year compares to a consolidated net loss of ($17.9) million or ($.60) per share in the comparable prior year period.

Cinedigm also reported a record level of Adjusted EBITDA from its continuing non-deployment businesses of $3.0 million in the second quarter, as compared to ($0.3) million in the prior year period.  For the first six months of fiscal 2012, adjusted EBITDA from continuing non-deployment businesses was $3.5 million, representing a $4.7 million increase over the ($1.2) million recorded in the first half of the prior year.  Results for the current quarter and the previous quarters have been restated to reflect the sale of

Unique Screen Media to Screenvision, LLC on September 1, 2011 and its resulting reclassification under GAAP as a discontinued operation.

“The first six months of fiscal 2012 was by far the most successful financial and operational performance period in the history of Cinedigm,” commented Chris McGurk, Chairman and Chief Executive Officer.  “Besides setting financial records for the Company on all of our key performance measures, we made significant strides from an operational standpoint by achieving a record level of digital cinema deployments, signing several major software clients and expanding our content distribution pipeline.  These achievements reflect our commitment to transform Cinedigm to aggressively leverage the growing worldwide digital cinema platform. In that regard, during the quarter we divested our non-core pre-show advertising unit and signed an agreement to sell our non-core digital content delivery unit. As part of these transactions, we created strategic software licensing and content distribution partnerships with the buyers, Screenvision and Technicolor, respectively. These partnerships should help strengthen growth prospects for our core software and content distribution businesses.”

“Going forward, we will continue to strongly support our deployment program while we focus our energies on our software and content distribution businesses, both of which are high growth, high multiple businesses where we can be the clear market leader,” Mr. McGurk explained.  “We are optimistic that the business momentum generated by our strong results reported in the first half of this year - indeed for the past four fiscal quarters - will build for the foreseeable future as we continue to transform the company and evaluate additional accretive strategic growth opportunities.”

Adam M. Mizel, recently named Chief Operating Officer of Cinedigm in addition to his position as Chief Financial Officer, added “The first half of fiscal 2012 was extremely gratifying operationally and financially. The rapid expansion of our digital screen conversions in the year to date exceeded our expectations as exhibitors rushed to embrace the benefits of digital cinema and complete installations ahead of the September 2012 studio imposed installation deadline. We now have deployed 2,069 digital systems to date in fiscal 2012 through our Phase II program, bringing our total number of deployed Phase II systems to 4,265 as of September 30, 2011.   In total from Phase 1 and Phase 2, we have 9,667 screens under license agreement and 7,988 installed as of September 30, 2011.”

“Cinedigm’s financial performance was equally strong,” Mr. Mizel continued. “Revenues and Adjusted EBITDA, both including and excluding the contributions of our Phase I and Phase II programs, were at record levels. Highlighting our rapid turnaround, the Adjusted EBITDA from our non-deployment businesses for the trailing twelve months was $4.6 million, an $8.2 million increase as compared to ($3.6) million in the previous twelve months.  The record second quarter and first half adjusted EBITDA registered for our non-deployment businesses signals the success of our efforts to transform the company and aggressively build momentum in our core growth businesses.”

“Finally, we further enhanced our balance sheet and financial capacity to support our continued growth, through a $6.9 million private placement of common stock in July, and the recent closing of a $100.5 million non-recourse financing facility to support our exhibitors in the digital conversion process.  Our strong operating results and improved balance sheet position us well for continued strong results in the quarters ahead.” Mr. Mizel concluded.

(1) Adjusted EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, other income (expense), net, stock-based compensation, allocated costs attributable to discontinued operations and non-recurring items.   Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the tables attached to this release of Adjusted EBITDA to U.S. GAAP net income (loss). The Company calculated and communicated Adjusted EBITDA in the tables because the Company's management believes it is of importance to investors and lenders by providing additional information with respect to the performance of its fundamental business activities.  The Company's calculation of Adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view Adjusted EBITDA as an alternative to the U.S. GAAP operating measure of net income (loss). In addition, Adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with U.S. GAAP. These non-GAAP measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with U.S. GAAP.

CONFERENCE CALL NOTIFICATION
Cinedigm will host a conference call to discuss its financial results at 4:30 p.m. EST on November 10, 2011.  The conference can be accessed by dialing (877) 754-5303 or (678) 894-3030 at least five minutes prior to the start of the call. No passcode is required. The conference call will also be webcast simultaneously and will be accessible at http://investor.cinedigm.com/events.cfm.

A replay of the call will be available after 7:30 p.m. EST on November 10, 2011 at (855) 859-2056 or (404) 537-3406, conference ID 24311793. The replay will be accessible through 11:59 p.m. EST on November 17, 2011.

About Cinedigm

Cinedigm offers a new business model to exhibitors by enabling theatres to present engaging alternative programming including live 2D and 3D sporting events and concerts, shorts, cartoons, live Q&As, as well as branded entertainment.  Recent releases by Cinedigm include the groundbreaking, LIVE 3D broadcast of The Foo Fighters performance, the worldwide LIVE 3D broadcast of the FIFA World Cup Championship, the BCS Championship in LIVE 3D, the Dave Matthews Band 3D concerts, and the sold out 3D PHISH concerts. Cinedigm has also released the KIDTOONS series for the past six years, a weekly family friendly matinee series that runs in over 165 theatres across the country.  Cinedigm also provides a number of powerful software applications that enable exhibitors to enhance and streamline their daily operations.  Additionally, Cinedigm offers precision marketing tools to dramatically increase exhibitor marketing effectiveness, including social media initiatives, targeted advertising and strategic public relations.  Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Digital Cinema Corp. www.cinedigm.com [CIDM-E]

For Cinedigm Digital Cinema:

Press Contact:
Maggie Begley
Office:  310-301-1785
Mobile:  310-749-3055
Maggie@mbcprinc.com

Investor Relations:
David Walke
646.728.2298
davidwalke1@gmail.com

CINEDIGM DIGITAL CINEMA CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for share and per share data)
(Unaudited)

	For the Three Months Ended September 30,		For the Six Months Ended September 30,
	2011	2010	2011	2010
Revenues	$23,517	$15,117	$43,885	$30,501
Costs and Expenses:
Direct operating (exclusive of depreciation and amortization shown below)	3,479	2,188	7,377	5,069
Selling, general and administrative	4,525	3,668	8,379	7,878
Provision for doubtful accounts	23	122	23	122
Research and development	31	97	96	162
Depreciation and amortization of property and equipment	9,384	8,114	18,752	16,085
Amortization of intangible assets	86	84	174	167
Total operating expenses	17,528	14,273	34,801	29,483
Income from operations	5,989	844	9,084	1,018
Interest income	24	38	75	105
Interest expense	(7,573)	(6,645)	(14,954)	(13,474)
Loss on extinguishment of note payable	—	—	—	(4,448)
Other income (expense), net	380	(159)	426	(292)
Change in fair value of interest rate swaps	219	(987)	(568)	(1,445)
Change in fair value of warrant liability	—	(1,891)	—	3,142
Net loss from continuing operations	(961)	(8,800)	(5,937)	(15,394)
Income (loss) from discontinued operations	733	(2,035)	(684)	(2,500)
Net income (loss)	(228)	(10,835)	(6,621)	(17,894)
Preferred stock dividends	(89)	(105)	(178)	(205)
Net loss attributable to common stockholders	$(317)	$(10,940)	$(6,799)	$(18,099)
Net loss per Class A and Class B common share - basic and diluted
Loss from continuing operations	$(0.03)	$(0.29)	$(0.17)	$(0.52)
Income (loss) from discontinued operations	0.02	(0.07)	(0.02)	(0.08)
	$(0.01)	$(0.36)	$(0.19)	$(0.60)
Weighted average number of Class A and Class B common shares outstanding: basic and diluted	37,115,346	30,294,306	34,886,202	29,860,122

CINEDIGM DIGITAL CINEMA CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for share data)

	September 30, 2011	March 31, 2011
ASSETS	(Unaudited)
Current assets
Cash and cash equivalents	$17,832	$10,748
Restricted available-for-sale investments	9,081	6,480
Accounts receivable, net	20,009	15,495
Deferred costs, current portion	2,084	2,058
Unbilled revenue, current portion	9,662	6,768
Prepaid and other current assets	1,166	1,030
Note receivable, current portion	566	438
Assets held for sale	—	14,569
Total current assets	60,400	57,586
Restricted cash	5,753	5,751
Security deposits	217	178
Property and equipment, net	222,433	223,906
Intangible assets, net	583	731
Capitalized software costs, net	3,872	3,767
Goodwill	5,874	5,874
Deferred costs, net of current portion	6,813	7,565
Unbilled revenue, net of current portion	704	834
Note receivable, net of current portion	1,070	1,296
Accounts receivable, net of current portion	24	—
Total assets	$307,743	$307,488

CINEDIGM DIGITAL CINEMA CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for share data)
(continued)

	September 30, 2011	March 31, 2011
LIABILITIES AND STOCKHOLDERS’ EQUITY	(Unaudited)
Current liabilities
Accounts payable and accrued expenses	$11,126	$8,688
Current portion of notes payable, non-recourse	30,871	28,483
Current portion of notes payable	—	142
Current portion of capital leases	184	27
Current portion of deferred revenue	4,101	3,141
Current portion of customer security deposits	60	60
Liabilities as part of held for sale assets	—	11,244
Total current liabilities	46,342	51,785
Notes payable, non-recourse, net of current portion	155,774	164,071
Notes payable, net of current portion	82,692	78,175
Capital leases, net of current portion	5,341	3
Interest rate swaps	2,539	1,971
Deferred revenue, net of current portion	11,439	9,687
Customer security deposits, net of current portion	9	9
Total liabilities	304,136	305,701
Commitments and contingencies (see Note 7)
Stockholders’ Equity
Preferred stock, 15,000,000 shares authorized; Series A 10% - $0.001 par value per share; 20 shares authorized; 7 shares issued and outstanding at September 30, 2011 and March 31, 2011, respectively. Liquidation preference $3,559	3,304	3,250
Class A common stock, $0.001 par value per share; 75,000,000 shares authorized; 37,644,164 and 32,320,287 shares issued and 37,592,724 and 32,268,847 shares outstanding at September 30, 2011 and March 31, 2011, respectively	38	32
Class B common stock, $0.001 par value per share; 15,000,000 shares authorized; 25,000 shares issued and outstanding, at September 30, 2011 and March 31, 2011, respectively	—	—
Additional paid-in capital	204,884	196,420
Treasury stock, at cost; 51,440 Class A shares	(172)	(172)
Accumulated deficit	(204,447)	(197,648)
Accumulated other comprehensive loss	—	(95)
Total stockholders’ equity	3,607	1,787
Total liabilities and stockholders’ equity	$307,743	$307,488

 CINEDIGM DIGITAL CINEMA CORP.
ADJUSTED EBITDA (as defined)
Reconciliation to GAAP Net Loss from Continuing Operations
(In thousands)
(Unaudited)

	For the Three Months Ended September 30,
	2011	2010
Net loss from continuing operations	$(961)	$(8,800)
Add Back:
Amortization of software development	152	197
Depreciation and amortization of property and equipment	9,384	8,114
Amortization of intangible assets	86	84
Interest income	(24)	(38)
Interest expense	7,573	6,645
Loss on extinguishment of note payable	—	—
Other expense, net	(380)	159
Change in fair value of interest rate swap	(219)	987
Change in fair value of warrants	—	1,891
Stock-based expenses	562	—
Stock-based compensation	424	669
Allocated costs attributable to discontinued operations	59	124
Non-recurring CEO transition expenses	—	229
Adjusted EBITDA	$16,656	$10,261

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	(8,738)	(7,596)
Amortization of intangible assets	(15)	(11)
Income from operations	(6,611)	(4,211)
Intersegment services fees earned (1)	1,710	1,270
Adjusted EBITDA from non-deployment Phase I and Phase II businesses	$3,002	$(287)

(1)	Intersegment revenues of the Services segment represent service fees earned from the Phase I and Phase II Deployments.

CINEDIGM DIGITAL CINEMA CORP.
ADJUSTED EBITDA (as defined)
Reconciliation to GAAP Net Loss from Continuing Operations
(In thousands)
(Unaudited)

	For the Six Months Ended September 30,
	2011	2010
Net loss from continuing operations	$(5,937)	$(15,394)
Add Back:
Amortization of software development	364	372
Depreciation and amortization of property and equipment	18,752	16,085
Amortization of intangible assets	174	167
Interest income	(75)	(105)
Interest expense	14,954	13,474
Loss on extinguishment of note payable	—	4,448
Other expense, net	(426)	292
Change in fair value of interest rate swap	568	1,445
Change in fair value of warrants	—	(3,142)
Stock-based expenses	562	—
Stock-based compensation	903	1,345
Allocated costs attributable to discontinued operations	148	230
Non-recurring CEO transition expenses	—	1,141
Adjusted EBITDA	$29,987	$20,358

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	(17,510)	(15,061)
Amortization of intangible assets	(27)	(22)
Income from operations	(12,037)	(8,769)
Intersegment services fees earned (1)	3,077	2,292
Adjusted EBITDA from non-deployment Phase I and Phase II businesses	$3,490	$(1,202)

(1) Intersegment revenues of the Services segment represent service fees earned from the Phase I and Phase II Deployments.

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Safe Harbor Statement
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm’s filings with the Securities and Exchange Commission, including Cinedigm’s registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are “forward-looking’’ statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act’’).  Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as “expects’,’ “anticipates,’’ “intends,’’ “plans,’’ “could,” “might,” “believes,’’ “seeks,” “estimates’’ or similar expressions.  In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm’s management, are also forward-looking statements as defined by the Act.  Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things.  These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

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